UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 29, 2014

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On January 29, 2014, ION Geophysical Corporation (the “Company”) issued a press release announcing that the Company had increased its equity ownership in OceanGeo B.V. from 30% ownership to 70% ownership. OceanGeo is a geophysical company specializing in multicomponent ocean bottom seismic acquisition. Formerly named GeoRXT B.V., OceanGeo is owned by the Company and Georadar Levantamentos Geofisicos S/A. A copy of the press release is furnished as Exhibit 99.1 hereto.

In the same press release, the Company announced that Oceangeo was awarded a 510 square km ocean-bottom 3D seismic survey by the Petroleum Company of Trinidad and Tobago Limited (Petrotrin). The survey has already commenced offshore Trinidad.
In conjunction with the above press release, the Company has scheduled a conference call for Thursday, January 30, at 11:00 a.m. Eastern Time (10:00 a.m. Central). The information for accessing the conference call is included in the press release.
The information contained in Item 7.01 and the exhibit of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The information contained in this report and the attached exhibit contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning benefits expected to result from the joint venture, prospects for business development and backlog and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with known and unknown liabilities related to the OceanGeo business; risks of integration and operation of the OceanGeo business; risks of economic downturns and volatile credit environments; risks of international political and economic events and turmoil; risks related to future OceanGeo performance; market risks; and risks that sources of capital may not prove adequate. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit Number    Description

99.1        Press Release dated January 29, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2014	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 29, 2014.

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